EAGLE POINT
INCOME COMPANY

SEPTEMBER 30, 2022
FINANCIAL STATEMENTS
(UNAUDITED)

NYSE SYMBOLS: EIC / EICA

Important Information

This report is transmitted to the stockholders of Eagle Point Income Company Inc. (“we”, “us”, “our” or the “Company”). This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Income Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of September 30, 2022. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

About Eagle Point Income Company Inc.

The Company is a publicly-traded, closed-end management investment company. The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation, by investing primarily in junior debt tranches of CLOs. In addition, the Company may invest up to 35% of its total assets (at the time of investment) in CLO equity securities. The Company is externally managed and advised by Eagle Point Income Management LLC.

The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointincome.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per weighted average share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s net asset value (“NAV”) per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter, if available.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Financial Statements for the Nine Months Ended September 30, 2022 (Unaudited)

Eagle Point Income Company Inc.

Statement of Assets and Liabilities

As of September 30, 2022

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $176,245,242)	$143,505,246
Interest receivable	3,907,338
Prepaid expenses	333,104
Cash and cash equivalents	74,029
Receivable for shares of common stock issued pursuant to the Company's dividend reinvestment plan	9,039
Total Assets	147,828,756

LIABILITIES
5.00% Series A Term Preferred Stock due 2026, at fair value under the fair value option (1,521,649 shares outstanding) (Note 6)	34,084,938
Unamortized share issuance premium associated with 5.00% Series A Term Preferred Stock due 2026	13,287
5.00% Series A Term Preferred Stock due 2026, at fair value, plus associated unamortized share issuance premium	34,098,225

Borrowings under credit facility (Note 9)	21,325,000
Management fees payable	476,874
Professional fees payable	232,466
Interest expense payable	155,424
Administration fees payable	99,355
Directors' fees payable	63,750
Tax expense payable	9,843
Other expenses payable	16,566
Total Liabilities	56,477,503

COMMITMENTS AND CONTINGENCIES (Note 7)

NET ASSETS applicable to 6,999,578 shares of $0.001 par value common stock outstanding	$91,351,253

NET ASSETS consist of:
Paid-in capital (Note 5)	$134,041,337
Aggregate distributable earnings (losses)	(46,048,602)
Accumulated other comprehensive income (loss)	3,358,518
Total Net Assets	$91,351,253
Net asset value per share of common stock	$13.05

See accompanying notes to the financials statements

Eagle Point Income Company Inc.
Schedule of Investments
 As of September 30, 2022
(expressed in U.S. dollars)
(Unaudited)

Issuer (1)	Investment (2) (3)	Maturity Date	Reference Rate and Spread	Interest Rate/Effective Yield	Acquisition Date (4)	Principal Amount	Cost	Fair Value (5)	% of Net Assets
Investments, at fair value
CLO Debt (6)
United States
Ares XLV CLO Ltd.	Secured Note - Class E	10/15/2030	3M L+6.10%	8.61%	05/30/2019	$800,000	$789,218	$628,400	0.69%
Barings CLO Ltd. 2018-IV	Secured Note - Class E	10/15/2030	3M L+5.82%	8.33%	10/26/2018	840,000	835,998	702,156	0.77%
Battalion CLO XII Ltd.	Secured Note - Class E	05/17/2031	3M L+6.09%	9.03%	10/04/2018	4,633,000	4,553,289	3,781,455	4.14%
Battalion CLO XXI Ltd.	Secured Note - Class E	07/15/2034	3M L+6.46%	8.97%	06/08/2022	5,000,000	4,657,115	4,027,500	4.41%
Black Diamond CLO 2016-1, Ltd.	Secured Note - Class D-R	04/26/2031	3M L+5.60%	8.37%	10/04/2018	1,050,000	998,181	812,070	0.89%
Black Diamond CLO 2017-1, Ltd.	Secured Note - Class D	04/24/2029	3M L+6.60%	9.38%	10/04/2018	3,600,000	3,593,501	3,098,520	3.39%
Carlyle US CLO 2017-1, Ltd.	Secured Note - Class D	04/20/2031	3M L+6.00%	8.71%	09/15/2020	2,000,000	1,689,006	1,622,000	1.78%
Carlyle US CLO 2018-1, Ltd.	Secured Note - Class D	04/20/2031	3M L+5.75%	8.46%	10/04/2018	665,000	659,400	541,443	0.59%
Carlyle US CLO 2018-2, Ltd.	Secured Note - Class D	10/15/2031	3M L+5.25%	7.76%	10/04/2018	5,500,000	5,319,127	4,319,700	4.73%
Carlyle US CLO 2019-1, Ltd.	Secured Note - Class D	04/20/2031	3M L+6.70%	9.41%	08/19/2019	3,125,000	2,976,196	2,644,063	2.89%
CIFC Funding 2015-I, Ltd.	Secured Note - Class E-RR	01/22/2031	3M L+6.00%	8.76%	10/04/2018	2,600,000	2,566,927	2,076,880	2.27%
CIFC Funding 2018-II, Ltd.	Secured Note - Class D	04/20/2031	3M L+5.85%	8.56%	10/04/2018	1,225,000	1,192,730	1,048,478	1.15%
CIFC Funding 2018-IV, Ltd.	Secured Note - Class E	10/17/2031	3M L+7.70%	10.44%	05/22/2019	2,000,000	1,873,109	1,560,600	1.71%
Cook Park CLO, Ltd.	Secured Note - Class E	04/17/2030	3M L+5.40%	8.14%	10/04/2018	1,250,000	1,197,124	999,375	1.09%
Dryden 37 Senior Loan Fund, Ltd.	Secured Note - Class E-R	01/15/2031	3M L+5.15%	7.66%	10/04/2018	500,000	486,097	393,250	0.43%
First Eagle BSL CLO 2019-1 Ltd.	Secured Note - Class D	01/20/2033	3M L+7.70%	10.41%	12/17/2019	5,000,000	4,811,263	4,168,500	4.56%
Generate CLO-2 Ltd.	Secured Note - Class E-R	01/22/2031	3M L+5.65%	8.41%	05/16/2019	1,605,000	1,531,793	1,335,681	1.46%
KKR CLO 22 Ltd.	Secured Note - Class E	07/20/2031	3M L+6.00%	8.71%	10/27/2021	3,000,000	2,956,098	2,510,100	2.75%
KKR CLO 29 Ltd.	Secured Note - Class F	01/15/2032	3M L+9.00%	0.00%	12/14/2021	589,812	-	-	0.00%
LCM XVIII, L.P.	Secured Note - Class E-R	04/20/2031	3M L+5.95%	8.66%	10/04/2018	600,000	598,647	435,720	0.48%
Madison Park Funding XXVII, Ltd.	Secured Note - Class D	04/20/2030	3M L+5.00%	7.71%	10/04/2018	3,050,000	2,862,189	2,468,365	2.70%
Madison Park Funding XLII, Ltd.	Secured Note - Class E	11/21/2030	3M L+6.05%	8.83%	08/15/2019	1,500,000	1,445,168	1,262,850	1.38%
Madison Park Funding LI, Ltd.	Secured Note - Class E	07/19/2034	3M L+6.27%	9.01%	10/28/2021	4,000,000	3,993,971	3,332,800	3.65%
Marathon CLO IX, Ltd.	Secured Note - Class D	04/15/2029	3M L+6.05%	8.56%	10/04/2018	4,050,000	4,009,689	2,933,820	3.21%
Marathon CLO XIII, Ltd.	Secured Note - Class D	04/15/2032	3M L+6.98%	9.49%	06/04/2019	3,500,000	3,361,794	2,513,350	2.75%
Octagon Investment Partners 37, Ltd.	Secured Note - Class D	07/25/2030	3M L+5.40%	8.18%	10/04/2018	2,200,000	2,084,977	1,798,280	1.97%
Octagon Investment Partners 38, Ltd.	Secured Note - Class D	07/20/2030	3M L+5.70%	8.41%	10/04/2018	3,725,000	3,656,829	3,005,330	3.29%
Octagon Investment Partners 39, Ltd.	Secured Note - Class E	10/20/2030	3M L+5.75%	8.46%	10/24/2018	1,550,000	1,499,660	1,294,405	1.42%
Octagon Investment Partners 41, Ltd.	Secured Note - Class E-R	10/15/2033	3M L+7.13%	9.64%	09/24/2021	2,500,000	2,488,654	2,116,500	2.32%
OZLM XXI, Ltd.	Secured Note - Class D	01/20/2031	3M L+5.54%	8.25%	10/04/2018	4,150,000	4,073,060	3,194,670	3.50%
Palmer Square CLO 2018-1, Ltd.	Secured Note - Class D	04/18/2031	3M L+5.15%	7.89%	05/30/2019	1,120,000	1,043,629	933,744	1.02%
Pikes Peak CLO 1	Secured Note - Class E	07/24/2031	3M L+6.05%	8.83%	10/28/2021	3,000,000	2,942,027	2,326,500	2.55%
Rockford Tower CLO 2018-1, Ltd.	Secured Note - Class E	05/20/2031	3M L+5.85%	8.83%	09/30/2021	2,250,000	2,189,540	1,829,700	2.00%
Rockford Tower CLO 2018-2, Ltd.	Secured Note - Class E	10/20/2031	3M L+6.00%	8.71%	10/04/2018	4,275,000	4,188,948	3,483,698	3.81%
Rockford Tower CLO 2019-2, Ltd.	Secured Note - Class E	08/20/2032	3M L+6.05%	9.03%	01/13/2021	3,000,000	2,962,836	2,471,400	2.71%
Rockford Tower CLO 2020-1, Ltd.	Secured Note - Class E	01/20/2032	3M L+6.90%	9.61%	12/04/2020	1,600,000	1,572,556	1,374,720	1.50%
RR 4 Ltd	Secured Note - Class D	04/15/2030	3M L+5.85%	8.36%	10/28/2021	4,000,000	3,955,035	3,310,400	3.62%
TCI-Symphony CLO 2016-1 Ltd.	Secured Note - Class E-R2	10/13/2032	3M L+6.75%	9.21%	01/13/2022	3,000,000	3,000,000	2,545,800	2.79%
TICP CLO IX, Ltd.	Secured Note - Class E	01/20/2031	3M L+5.60%	8.31%	08/22/2019	2,500,000	2,364,437	2,130,250	2.33%
TICP CLO XI, Ltd.	Secured Note - Class E	10/20/2031	3M L+6.00%	8.71%	10/29/2021	5,050,000	5,015,700	4,308,155	4.72%
Venture 36 CLO, Limited	Secured Note - Class E	04/20/2032	3M L+6.92%	9.63%	01/21/2021	4,800,000	4,488,802	3,336,960	3.65%
Venture 43 CLO, Limited	Secured Note - Class E	04/15/2034	3M L+7.15%	9.66%	11/02/2021	2,500,000	2,440,104	1,991,750	2.18%
Vibrant CLO VI, Ltd.	Secured Note - Class E	06/20/2029	3M L+5.75%	9.28%	10/04/2018	1,400,000	1,383,419	1,116,080	1.22%
Vibrant CLO VIII, Ltd.	Secured Note - Class D	01/20/2031	3M L+5.75%	8.46%	10/04/2018	1,750,000	1,709,058	1,244,950	1.36%
Wellfleet CLO 2018-1, Ltd.	Secured Note - Class E	07/17/2031	3M L+5.50%	8.24%	10/27/2021	4,025,000	3,871,095	3,084,358	3.38%
Wind River 2014-1 CLO Ltd.	Secured Note - Class E-R	07/18/2031	3M L+6.30%	9.04%	08/16/2021	2,550,000	2,376,518	1,830,900	2.00%
Wind River 2021-3 CLO Ltd.	Secured Note - Class E	07/20/2033	3M L+6.60%	9.31%	10/28/2021	3,000,000	2,974,611	2,470,500	2.70%
							121,239,125	100,416,126	109.91%
CLO Equity (7) (8)
United States
Ares XLIV CLO Ltd.	Subordinated Note	04/15/2034	N/A	14.45%	06/08/2021	8,000,000	3,376,646	2,702,498	2.96%
Ares LVIII CLO Ltd.	Subordinated Note	01/15/2035	N/A	20.07%	06/17/2021	4,000,000	2,666,623	2,474,166	2.71%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (9)	10/25/2034	N/A	21.54%	09/24/2021	4,000,000	2,853,508	2,385,752	2.61%
Barings CLO Ltd. 2021-I	Subordinated Note	04/25/2034	N/A	16.46%	11/03/2021	4,000,000	3,349,697	2,824,995	3.09%
Barings CLO Ltd. 2021-III	Subordinated Note	01/18/2035	N/A	18.47%	11/17/2021	5,000,000	3,974,791	3,361,031	3.68%
Carlyle US CLO 2021-2, Ltd.	Subordinated Note	04/20/2034	N/A	15.36%	10/28/2021	3,000,000	2,631,571	2,174,770	2.38%
Carlyle US CLO 2021-5, Ltd.	Subordinated Note	07/20/2034	N/A	15.85%	11/02/2021	5,000,000	4,189,299	3,476,663	3.81%
CIFC Funding 2019-VI, Ltd.	Subordinated Note	01/16/2033	N/A	17.63%	12/02/2019	6,000,000	4,428,597	3,507,720	3.84%
KKR CLO 29 Ltd.	Subordinated Note	01/15/2032	N/A	18.07%	12/14/2021	5,500,000	4,457,607	3,416,003	3.74%
Madison Park Funding XXXVII, Ltd.	Subordinated Note	07/15/2049	N/A	31.49%	03/11/2020	4,000,000	2,466,933	2,693,324	2.95%
Marathon CLO XIII, Ltd.	Subordinated Note	04/15/2032	N/A	12.33%	06/04/2019	5,300,000	3,805,458	2,343,473	2.57%
Octagon Investment Partners 37, Ltd.	Subordinated Note	07/25/2030	N/A	13.68%	01/31/2020	6,000,000	3,804,794	2,429,568	2.66%
Octagon Investment Partners 43, Ltd.	Income Note	10/25/2032	N/A	12.88%	08/02/2019	5,750,000	4,447,702	2,889,970	3.16%
Point Au Roche Park CLO, Ltd.	Subordinated Note	07/20/2034	N/A	17.27%	02/15/2022	5,945,000	4,792,598	4,068,000	4.45%
Venture 37 CLO, Limited	Subordinated Note	07/15/2032	N/A	13.64%	05/21/2019	5,200,000	3,760,293	2,341,187	2.56%
							55,006,117	43,089,120	47.17%

Total investments at fair value as of September 30, 2022							$176,245,242	$143,505,246	157.08%

Liabilities, at fair value (10)
5.00% Series A Term Preferred Stock due 2026	Preferred Stock					$(38,041,225)	$(38,027,938)	$(34,084,938)	-37.31%

Net assets above (below) fair value of investments and liabilites at fair value								(18,069,055)

Net assets as of September 30, 2022								$91,351,253

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
(2)	All securities are exempt from registration under the securities act of 1933, are deemed to be "restricted" securities and are categorized as structured finance securities.
(3)	Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 9 "Revolving Credit Facility" for further discussion.
(4)	Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company. See Note 1 "Organization" for further discussion.
(5)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(6)	CLO debt positions reflect the coupon rates as of September 30, 2022.
(7)	The fair value of CLO equity investments were determined using significant, unobservable inputs. See Note 3 "Investments" for further discussion.
(8)	CLO income and subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and CLO expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The effective yield and investment cost may ultimately not be realized. As of September 30, 2022, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 16.83%.
(9)	Fair value includes the Company's interest in fee rebates on CLO subordinated notes.
(10)	The Company has accounted for its 5.00% Series A Term Preferred Stock utilizing the fair value option election under ASC Topic 825. Accordingly, the Series A Term Preferred Stock is carried at its fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.

See accompanying notes to the financials statements

Eagle Point Income Company Inc.
 Statement of Operations
For the nine months ended September 30, 2022
(expressed in U.S. dollars)
(Unaudited)

INVESTMENT INCOME
Interest income	$13,446,613
Other income	40,531
Total Investment Income	13,487,144

EXPENSES
Interest expense	1,825,627
Management fees	1,508,915
Commitment fees	500,000
Professional fees	459,887
Administration fees	413,459
Directors' fees	191,250
Amortization of deferred financing costs	85,374
Tax expense	62,905
Commission expense	61,255
Other expenses	369,203
Total Expenses	5,477,875

NET INVESTMENT INCOME	8,009,269

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	38,548
Net change in unrealized appreciation (depreciation) on investments	(30,988,903)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	597,770
NET REALIZED AND UNREALIZED GAIN (LOSS)	(30,352,585)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,343,316)

See accompanying notes to the financials statements

Eagle Point Income Company Inc.
Statement of Comprehensive Income

For the nine months ended September 30, 2022
 (expressed in U.S. dollars)
(Unaudited)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,343,316)

OTHER COMPREHENSIVE INCOME (LOSS) (1)
Change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	4,184,518
Total Other Comprehensive Income (Loss)	4,184,518

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$(18,158,798)

(1)	See Note 2 "Summary of Significant Accounting Policies-Other Financial Assets and Financial Liabilities at Fair Value" for further discussion relating to other comprehensive income.

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the	For the
	three months ended	six months ended	nine months ended
	September 30, 2022	June 30, 2022	September 30, 2022
INVESTMENT INCOME
Interest income	$4,981,936	$8,464,677	$13,446,613
Other income	13,160	27,371	40,531
Total Investment Income	4,995,096	8,492,048	13,487,144

EXPENSES
Interest expense	675,035	1,150,592	1,825,627
Management fees	476,875	1,032,040	1,508,915
Commitment fees	500,000	-	500,000
Professional fees	164,372	295,515	459,887
Administration fees	126,355	287,104	413,459
Directors' fees	63,750	127,500	191,250
Amortization of deferred financing costs	26,720	58,654	85,374
Tax expense	3,247	59,658	62,905
Commission expense	-	61,255	61,255
Other expenses	146,226	222,977	369,203
Total Expenses	2,182,580	3,295,295	5,477,875

NET INVESTMENT INCOME	2,812,516	5,196,753	8,009,269

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	-	38,548	38,548
Net change in unrealized appreciation (depreciation) on investments	(6,335,931)	(24,652,972)	(30,988,903)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(72,932)	670,702	597,770
NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,408,863)	(23,943,722)	(30,352,585)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,596,347)	$(18,746,969)	$(22,343,316)

Note: The above Statements of Operations represents the three months ended September 30, 2022, the six months ended June 30, 2022 and the nine months ended September 30, 2022 and has been provided as supplemental information to the financial statements.

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the
	nine months ended	nine months ended
	September 30, 2022	September 30, 2021
INVESTMENT INCOME
Interest income	$13,446,613	$8,190,743
Other income	40,531	-
Total Investment Income	13,487,144	8,190,743

EXPENSES
Interest expense	1,825,627	-
Management fees	1,508,915	1,204,393
Commitment fees	500,000	-
Professional fees	459,887	345,911
Administration fees	413,459	349,784
Directors' fees	191,250	191,250
Amortization of deferred financing costs	85,374	43,812
Tax expense	62,905	39,050
Commission expense	61,255	-
Other expenses	369,203	309,996
Total Expenses	5,477,875	2,484,196

NET INVESTMENT INCOME	8,009,269	5,706,547

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	38,548	197,004
Net change in unrealized appreciation (depreciation) on investments	(30,988,903)	4,053,663
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	597,770	-
NET REALIZED AND UNREALIZED GAIN (LOSS)	(30,352,585)	4,250,667

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,343,316)	$9,957,214

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the	For the
	nine months ended	year ended
	September 30, 2022	December 31, 2021
Net increase (decrease) in net assets resulting from operations:
Net investment income	$8,009,269	$6,100,347
Net realized gain (loss) on investments	38,548	423,464
Net change in unrealized appreciation (depreciation) on investments	(30,988,903)	1,523,590
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	597,770	(39,626)
Total net increase (decrease) in net assets resulting from operations	(22,343,316)	8,007,775

Other comprehensive income (loss):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	4,184,518	(786,374)
Total other comprehensive income (loss)	4,184,518	(786,374)

Common stock distributions:
Common stock distributions from net investment income	(7,736,164)	(8,414,218)
Common stock distributions from tax return of capital	-	-
Total common stock distributions	(7,736,164)	(8,414,218)

Capital share transactions:
Issuance of shares of common stock upon the Company's follow-on offering, net of underwriting discounts, commissions and offering expenses	-	11,247,376
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	1,803,138	2,115,159
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	93,910	59,313
Total capital share transactions	1,897,048	13,421,848

Total increase (decrease) in net assets	(23,997,914)	12,229,031
Net assets at beginning of period	115,349,167	103,120,136
Net assets at end of period	$91,351,253	$115,349,167

Capital share activity:
Shares of common stock issued pursuant to overnight offering	-	648,000
Shares of common stock issued pursuant to the Company's "at the market" program	111,622	124,007
Shares of common stock issued pursuant to the Company's dividend reinvestment plan	5,992	3,499
Total increase (decrease) in capital share activity	117,614	775,506

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Statement of Cash Flows

For the nine months ended September 30, 2022

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(22,343,316)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(14,061,078)
Proceeds from sales of investments and repayments of principal (1)	9,635,009
Net realized (gain) loss on investments	(38,548)
Net change in unrealized (appreciation) depreciation on investments	30,988,903
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	(597,770)
Amortization (accretion) of premium or discount on 5.00% Series A Term Preferred stock due 2026	(8,214)
Net amortization (accretion) of premiums or discounts on CLO debt securities	(255,348)
Amortization of deferred financing costs	85,374
Changes in assets and liabilities:
Interest receivable	(976,711)
Prepaid expenses	(76,476)
Management fees payable	(26,830)
Professional fees payable	34,660
Administration fees payable	3,998
Directors' fees payable	(63,750)
Interest expense payable	101,467
Tax expense payable	(84,539)
Other expenses payable	(83,851)
Net cash provided by (used in) operating activities	2,232,981

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under credit facility	15,725,000
Repayments under credit facility	(13,950,000)
Common stock distributions paid to stockholders, net of change in common stock distribution payable	(9,105,109)
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	1,803,138
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	93,537
Issuance of shares of 5.00% Series A Term Preferred Stock due 2026 pursuant to the Company's "at the market" program	3,041,225
Share issuance premium associated with 5.00% Series A Term Preferred Stock due 2026	21,500
Net cash provided by (used in) financing activities	(2,370,709)

NET INCREASE (DECREASE) IN CASH	(137,729)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	211,758

CASH AND CASH EQUIVALENTS, END OF PERIOD	$74,029

Supplemental disclosures:
Cash paid for franchise taxes	$52,530
Cash paid for excise taxes	$105,000
Cash paid for interest expense on 5.00% Series A Term Preferred Stock Due 2026	$1,413,879
Cash paid for interest expense on credit facility	$318,494

(1) Proceeds from sales or maturity of investments includes $3,637,443 of return of capital on portfolio investments from recurring cash flows.

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2022

(Unaudited)

1.	ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company focuses on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. The Company may invest up to 35% of its total assets (at the time of investment) in unrated CLO equity securities and related securities and instruments. The Company may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs, loan accumulation facilities (“LAF”) and other related securities and instruments. The Company’s common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

As of September 30, 2022, the Company had one wholly-owned subsidiary: Eagle Point Income Company Sub II (Cayman) Ltd. (the “Subsidiary”), a Cayman Islands exempted company. As of September 30, 2022, the Subsidiary does not represent any portion of the Company’s net assets.

The Company was initially formed on September 28, 2018 as EP Income Company LLC, a Delaware limited liability company. The Company commenced operations on October 4, 2018, the date Eagle Point Income Management LLC (the “Adviser”) contributed $100,000 in exchange for 100 units of the Company and Cavello Bay Reinsurance Limited (“Cavello Bay” and collectively with the Adviser, the “Members”) contributed to the Company, at fair value, the entire portfolio of BB-rated CLO debt it held in a separately managed account managed by an affiliate of the Adviser, totaling $75,051,650, inclusive of accrued interest of $1,371,697, in exchange for 75,051.65 units of the Company. Cavello Bay is a subsidiary of Enstar Group Limited, or “Enstar.”

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Members became stockholders of Eagle Point Income Company Inc. In connection with the Conversion, the Members converted 75,151.65 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 3,769,596 shares and an effective conversion rate of approximately 50.15985069 per unit.

On July 23, 2019, the Company priced its initial public offering (the “IPO”) and sold an additional 1,200,000 shares of its common stock at a public offering price of $19.89 per share. On July 24, 2019, the Company’s shares began trading on the NYSE. On August 2, 2019, the Company sold an additional 162,114 shares pursuant to the exercise by the underwriters of the over-allotment option granted to them in connection with the IPO at a public offering price of $19.89 per share.

Computershare Trust Company, N.A. serves at the Company’s custodian.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2022

(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the financial statements is the valuation of investments. In the absence of readily determinable fair values, the Adviser determines the fair value of the Company’s investments in accordance with the its valuation policy, subject to Board oversight. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). In accordance with Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020, the Board has designated the Adviser to perform the determination of fair value of the Company’s investment portfolio, subject to Board oversight and certain other conditions.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2022

(Unaudited)

particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Adviser on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt and CLO equity, the Adviser considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

A third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income. Additionally, upfront offering costs related to such instruments are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 5.00% Series A Term Preferred Stock due 2026 (the “Series A Term Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities.

In certain circumstances interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Company does not believe it will be able to collect PIK interest, the CLO debt

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2022

(Unaudited)

security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its Series A Term Preferred Stock and amounts due under the credit facility agreements in relation to the outstanding borrowings and unused commitment fees. Interest expense is recorded as an expense on the Statement of Operations. The Company’s Series A Preferred Stock had no interest payable as of September 30, 2022. Please refer to Note 6 “Mandatory Redeemable Preferred Stock” for further discussion relating to the Series A Term Preferred Stock issuances. Please refer to Note 9 “Revolving Credit Facility” for further discussion on the interest expense due under the credit facility agreements.

Interest expense also includes the Company’s amortization of original issue premiums associated with its Series A Term Preferred Stock.

The following table summarizes the components of interest expense for the nine months ended September 30, 2022:

	Series A Term Perferred Stock	Credit Facility		Total
Distributions declared and paid	$1,413,879	$		$1,413,879

Interest expense on credit facility			419,962	419,962

Amortization of issuance premium	(8,214)			(8,214)
	$1,405,665		$419,962	$1,825,627

Original Issue Premiums

Consistent with FASB ASC Topic 835-30-35-2, original issue premiums on liabilities consist of premiums received in connection with the issuance of the Series A Term Preferred Stock as part of the Company’s at-the-market (“ATM”) program. The original issue premiums are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Series A Term Preferred Stock. Amortization of original issue premium is reflected as a contra expense under interest expense in the Statement of Operations.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in a bank account which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the account is held in order to manage any risk associated with such account.

As of September 30, 2022, the Company held cash in a Computershare Corporate Trust interest earning cash deposit account with a balance of approximately $0.1 million. This account is classified as Level I in the fair value hierarchy.

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2022

(Unaudited)

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, filing fees, shelf registration expenses, ATM program expenses and the Committed Equity Financing expenses (refer to Note 5 “Common Stock”). Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses, ATM program expenses and Committed Equity Financing expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration, ATM program and the Committed Equity Financing. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration, ATM program and the Committed Equity Financing. Any subsequent costs incurred to maintain the Company’s ATM program and the Committed Equity Financing are expensed as incurred.

Any unallocated prepaid expense balance associated with the shelf registration, ATM program and the Committed Equity Financing are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses incurred in connection with the BNP Credit Facility (refer to Note 9 “Revolving Credit Facility”). Deferred financing costs are capitalized and amortized over the term of the BNP Credit Facility, and are reflected in borrowings under the credit facility on the Statement of Asset and Liabilities (if any). Amortization of deferred financing costs is recorded as an expense on the Statement of Operations on a straight-line basis, which approximates the effective interest method. As of September 30, 2022, the deferred financing costs associated with the BNP Credit Facility have been fully amortized.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of September 30, 2022, the federal income tax cost and net unrealized depreciation on securities were as follows:

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2022

(Unaudited)

Cost for federal income tax purposes	$174,187,758

Gross unrealized appreciation	$752,653
Gross unrealized depreciation	(31,435,165)
Net unrealized depreciation	$(30,682,512)

For the nine months ended September 30, 2022, the Company incurred $43,333 in Delaware franchise tax expense related to the 2022 tax year and $19,572 of excise tax related to the 2021 tax year end, which are reported on the Statement of Operations.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders and are comprised of net investment income, realized gains or losses and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

For the nine months ended September 30, 2022, the Company declared and paid monthly distributions on common stock of approximately $7.7 million or approximately $1.11 per share. In addition, on January 24, 2022 the Company paid a special distribution on common stock of approximately $1.4 million or $0.20 per share, to shareholders of record as of December 23, 2021.

For the nine months ended September 30, 2022, the Company declared and paid dividends on the Series A Term Preferred Stock of approximately $1.4 million or approximately $0.94 per share.

The characterization of distributions paid to common stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

3.	INVESTMENTS

Fair Value Measurement

The following table summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2022:

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2022

(Unaudited)

Fair Value Measurement (in millions)
	Level I	Level II	Level III	Total
Assets
Cash and Cash Equivalents	$0.07	$-	$-	$0.07
CLO Debt	-	100.42	-	100.42
CLO Equity	-	-	43.09	43.09

Total Assets at Fair Value	$0.07	$100.42	$43.09	$143.58

Liabilites at Fair Value Under FVO
Series A Term Preferred Stock	$34.08	$-	$-	$34.08

Total Liabilites at Fair Value Under FVO	$34.08	$-	$-	$34.08

The changes in investments classified as Level III are as follows for the nine months ended September 30, 2022:

Change in Investments Classified as Level III (in millions)
CLO Equity
Balance as of January 1, 2022	$53.27

Purchases of investments	5.12
Proceeds from sales or maturity of investments (1)	(3.64)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(11.66)

Balance as of September 30, 2022 (2)	$43.09

Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2022	$(11.66)

(1) Proceeds from sales or maturity of investments represent the return of capital on portfolio investments from recurring cash flows.
(2) There were no transfers in or out of Level III during the period.

The net realized gains (losses) recorded for Level III investments, if any, are reported in the net realized gain (loss) on investments balance in the Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Statement of Operations.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of CLO Equity

The Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2022

(Unaudited)

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of September 30, 2022. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of September 30, 2022. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of September 30, 2022	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
(in millions)
CLO Equity	$43.09	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 4.45%
			Annual Prepayment Rate (2) (3)	20% - 25%
			Reinvestment Spread	3.51% - 3.81% / 3.61%
			Reinvestment Price	95.00% - 99.50%
			Recovery Rate	69.07% - 69.90% / 69.59%
			Expected Yield	22.37% - 48.88% / 27.92%

(1) Weighted average calculations are based on the fair value of investments.
(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.
(3) 0% is assumed for defaulted and non-performing assets.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Company holds as of the reporting date.

Valuation of Series A Term Preferred Stock

The Series A Term Preferred Stock is considered a Level I security and is valued at the official closing price, taken from the NYSE.

Investment Risk Factors

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Global Economic Risks

Terrorist acts, acts of war, natural disasters, outbreaks or pandemics may disrupt the Company’s operations, as well as the operations of the businesses in which it invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19. Since December 2019, the spread of COVID-19 has caused social unrest and commercial disruption on a global scale.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2022

(Unaudited)

or financial market may adversely impact issuers in a different country, region or financial market. The COVID-19 pandemic has magnified these risks and has had, and may continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment have been impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic contributed to increased volatility in global financial markets and have affected countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Company and its underlying investments.

Following the onset of the pandemic, certain CLOs held by the Company experienced increased defaults by underlying borrowers. Obligor defaults and rating agency downgrades caused, and may in the future cause, payments that would have otherwise been made to the CLO equity or CLO debt securities that the Company held to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment. In addition, defaults and downgrades of underlying obligors caused, and may in the future cause, a decline in the value of CLO securities generally. If CLO cash flows or income decrease as a result of the pandemic, the portion of the Company’s distribution comprised of a return of capital could increase or distributions could be reduced.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial instruments and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLOs and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in the right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO junior debt and equity tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. In general, rising interest rates will negatively affect the price of a fixed rate debt instrument and falling interest rates will have a positive effect on the price of a fixed rate instrument. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through junior debt and equity tranches of CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2022

(Unaudited)

investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event that the Company’s interest expense were to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution to stockholders or to make other payments on the Company’s securities would be reduced.

LIBOR Risk

On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom's financial regulatory body and regulator of LIBOR, announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the FCA announced that all LIBOR settings would either cease to be provided by any administrator, or no longer be representative (i) immediately after December 31, 2021 for all GBP, EUR, CHF and JPY LIBOR settings and one-week and two-month US dollar LIBOR settings, and (ii) immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR.

Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants. On July 29, 2021, the Alternative Reference Rates Committee (“ARRC”) announced that it recommended Term SOFR, a similar forward-looking term rate which will be based on SOFR, for business loans. As of the date of the financial statements, senior secured loans in which CLOs invest, and CLO debt securities, have begun to transition to utilizing SOFR based interest rates.

Because loans held by CLO issuers and other issuers in which the Company invests may reference LIBOR, the termination of LIBOR presents risks to such issuers and, indirectly, the Company. Investors should be aware that: (a)  the transition away from LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the status of LIBOR as a benchmark interest rate due to its anticipated discontinuation may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying assets of a CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Company invests.

Once LIBOR is eliminated as a benchmark rate, market participants (including the Company) may be subject to the risk that an acceptable transition mechanism may not be found or may not be suitable for a particular issuer. In addition, any alternative reference rate and any pricing adjustments required in connection with the transition from LIBOR may impose costs on issuers or may not be suitable to close out positions and enter into replacement trades. Any such consequence could have a material adverse effect on an issuer in whose securities the Company may invest (or its underlying obligors) and their ability to make distributions or service outstanding debt. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the collateral manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2022

(Unaudited)

To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the Company’s net investment income and portfolio returns.

Rising Interest Rate Environment

As of the date of the financial statements, the U.S. Federal Reserve has increased certain interest rates as part of its efforts to combat rising inflation. The prospect of further rate increases magnifies the risks associated with rising interest rates described under “Interest Rate Risk,” above. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have benchmark rate floors, if the applicable benchmark rate is below the floor, there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Company holds.

Leverage Risk

The Company has incurred leverage through the issuance of preferred stock and credit facilities, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, repurchase agreement transactions, short sale transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there is effectively a layering of leverage in the Company’s overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes junior debt and equity investments in CLOs, which involve a number of significant risks. CLO junior debt and equity securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the Company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO junior debt and equity investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in those circumstances. Heightened inflationary pressures could increase the risk of default by the Company’s underlying obligors.

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2022

(Unaudited)

Risks Related to Russia’s Invasion of Ukraine

Russia’s military incursion into Ukraine, the response of the United States and other countries, and the potential for wider conflict, has increased volatility and uncertainty in the financial markets and may adversely affect the Company. Immediately following Russia’s invasion, the United States and other countries imposed wide-ranging economic sanctions on Russia, individual Russian citizens, and Russian banking entities and other businesses, including those in the energy sector. These unprecedented sanctions have been highly disruptive to the Russian economy and, given the interconnectedness of today’s global economy, could have broad and unforeseen macroeconomic implications. The ultimate nature, extent and duration of Russia’s military actions (including the potential for cyberattacks and espionage), and the response of state governments and businesses, cannot be predicted at this time. However, further escalation of the conflict could result in significant market disruptions, and negatively affect global supply chains, inflation and global growth. These and any related events could negatively impact the performance of the Company’s underlying obligors and/or the market value of the Company’s common shares or preferred stock.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On October 5, 2018, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee equal to an annual rate of 1.25% of the Company’s “Managed Assets”. Managed Assets are defined as the Company’s total assets (including assets attributable to the Company’s use of leverage) minus the sum of the Company’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The management fee is calculated monthly and payable quarterly in arrears based on the Company’s Managed Assets at the end of each calendar month. For the nine months ended September 30, 2022, the Company was charged a management fee of approximately $1.5 million, of which $0.5 million was payable as of September 30, 2022.

Administrator

Effective October 5, 2018, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its NAV, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2022

(Unaudited)

For the nine months ended September 30, 2022, the Company was charged a total of approximately $0.4 million in administration fees consisting of approximately $0.3 million and $0.1 million, relating to services provided by the Administrator and SS&C, respectively, which are included in the Statement of Operations, and of which approximately $0.1 million was payable as of September 30, 2022 and reflected on the Statement of Assets and Liabilities.

Affiliated Ownership

As of September 30, 2022, the Adviser and its affiliates and senior investment team held an aggregate of 0.8% of the Company’s common stock. Additionally, the senior investment team held an aggregate of 0.1% of the Series A Term Preferred Stock as of September 30, 2022. An affiliate of Enstar holds an indirect non-controlling ownership interest in the Adviser. As of September 30, 2022, subsidiaries of Enstar, including Cavello Bay, held an aggregate of 53.8% of the Company’s common stock.

5.	COMMON STOCK

As of September 30, 2022, there were 150,000,000 shares of common stock authorized, of which 6,999,578 shares were issued and outstanding.

On May 29, 2020, the Company filed a new shelf registration statement with 150,000,000 shares of common stock authorized.

On December 20, 2021, the Company launched a new ATM offering to sell up to $2,600,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on May 29, 2020 and additional supplements thereafter. Costs incurred to maintain the ATM program are expensed as incurred and are included in the Statement of Operations.

On August 16, 2022, the Company entered into an agreement (the “Purchase Agreement”) with B. Riley Principal Capital II, LLC (“BRPC II”) in which BRPC II has committed to purchase from the Company, at the Company’s discretion, up to $20,000,000 of the Company’s common stock, subject to terms and conditions specified in the Purchase Agreement (referred to as the “Committed Equity Financing”). The Company filed a preliminary registration statement on August 16, 2022 in relation to the Committed Equity Financing, which is subject to review by the SEC. In connection with the Committed Equity Financing, the Company incurred a $500,000 upfront commitment fee which was expensed as incurred and included in the Statement of Operations.

For the nine months ended September 30, 2022, the Company sold 111,622 shares of its common stock, pursuant to the ATM offerings for total net proceeds to the Company of approximately $1.8 million. In connection with such sales, the Company paid a total of $18,343 in sales agent commissions.

For the nine months ended September 30, 2022, 5,992 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of approximately $0.1 million.

6.	MANDATORY REDEEMABLE PREFERRED STOCK

As of September 30, 2022, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 1,521,649 shares of Series A Term Preferred Stock were issued and outstanding.

The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on October 30, 2026, at a redemption price of $25 per share (the “Series A Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time on or after October 31, 2023, the Company may, at its sole option, redeem the outstanding shares of the Series A Term Preferred Stock.

The Company has accounted for its Series A Term Preferred Stock utilizing the FVO under ASC 825. Accordingly, the Series A Term Preferred Stock is measured at fair value. The Company incurred additional issuance costs in the aggregate amount of approximately $0.1 million, which consisted of approximately eighty thousand of professional

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2022

(Unaudited)

fees and ten thousand of other expenses, which were expensed as incurred in the nine months ended September 30, 2022.

The estimated change in fair value of the Series A Term Preferred Stock attributable to market risk for the nine months ended September 30, 2022 is approximately $0.6 million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Statement of Operations.

The estimated change in fair value of the Series A Term Preferred Stock attributable to instrument-specific credit risk for the nine months ended September 30, 2022 is approximately $4.2 million, which is recorded as unrealized (appreciation) depreciation on liabilities at fair value under the FVO on the Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as the 5-Year Markit CDX North America Investment Grade Index.

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

On December 20, 2021, the Company launched a new ATM offering to sell up to 140,000 shares of Series A Term Preferred Stock with an aggregate liquidation preference of $3,500,000, pursuant to a prospectus supplement filed with the SEC on May 29, 2020 and additional supplements thereafter.

For the nine months ended September 30, 2022, the Company sold 121,649 shares of its Series A Term Preferred Stock, pursuant to the ATM offerings for total net proceeds to the Company of approximately $3.0 million. In connection with such sales, the Company paid a total of $61,255 in sales agent commissions.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of September 30, 2022, the Company had no unfunded commitments.

8.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2022

(Unaudited)

9.	REVOLVING CREDIT FACILITY

The Company may utilize leverage to the extent permitted by the 1940 Act. The Company may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common stock holders. The Company’s leverage strategy may not ultimately be successful.

On September 24, 2021 the Company entered into a credit agreement, which was amended on September 6, 2022, with BNP Paribas, as lender, that established a revolving credit facility (the “BNP Credit Facility”). Pursuant to the terms of the BNP Credit Facility, the Company can borrow up to an aggregate principal balance of $25,000,000 (the “Commitment Amount”). Such borrowings under the BNP Credit Facility bore interest at 1 month LIBOR plus a spread under the original credit agreement, and will bear interest at Term SOFR plus a spread under the amended credit agreement. The Company is required to pay a commitment fee on the unused amount.

The BNP Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the BNP Credit Facility or (ii) the scheduled maturity date of September 23, 2023. The Company has the option to extend the maturity from time to time in accordance with the BNP Credit Facility agreement.

For the nine months ended September 30, 2022, the Company had an average outstanding borrowing and average interest rate of approximately $19.0 million and 2.83%, respectively. The interest expense for the nine months ended September 30, 2022 on the BNP Credit Facility was approximately $0.4 million, inclusive of the commitment fee, and is recorded on the Statement of Operations. As of September 30, 2022, the current outstanding borrowing amount was approximately $21.3 million, which is presented on the Statement of Assets and Liabilities.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the BNP Credit Facility.

10.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Series A Term Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the BNP Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the BNP Credit Facility require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage, and the terms of the Preferred Stock require the Company to redeem shares of the Preferred Stock, if such failure to maintain the applicable asset coverage is not cured by a certain date.

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2022

(Unaudited)

The following table summarizes the Company’s asset coverage with respect to its Series A Term Preferred Stock and credit facilities as of September 30, 2022, and as of December 31, 2021:

	As of	As of
	September 30, 2022	December 31, 2021
Total Assets	$147,828,756	$173,181,861
Less liabilities and debts not represented by senior securities	(1,054,278)	(2,456,694)
Net total assets and liabilities	$146,774,478	$170,725,167

Preferred Stock	$38,041,225	$35,000,000
Credit Facilities	21,325,000	19,550,000
	$59,366,225	$54,550,000

Asset coverage for preferred stock (1)	247%	313%
Asset coverage for debt securities (2)	688%	873%

(1) Asset coverage of the preferred stock is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.
(2) Asset coverage of the debt securities is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

11.	SUBSEQUENT EVENTS

On October 31, 2022, the Company paid a monthly distribution of $0.14 per share on its common stock to holders of record as of October 11, 2022. Additionally, on November 7, 2022, the Company declared three separate distributions of $0.16 per share on its common stock. The distributions are payable on each of January 31, 2023, February 28, 2023 and March 31, 2023 to holders of record as of January 11, 2023, February 10, 2023 and March 10, 2023, respectively.

On July 29, 2022, the Company paid a monthly distribution of $0.104167 per share on its Series A Preferred Stock to holders of record as of July 11, 2022. Additionally, on November 7, 2022, the Company declared three separate distributions of $0.104167 per share on its Series A Preferred Stock. The distributions are payable on each of January 31, 2023, February 28, 2023 and March 31, 2023 to holders of record as of January 11, 2023, February 10, 2023 and March 10, 2023, respectively.

On November 10, 2022, the Company filed a prospectus supplement to update the aggregate offering price of common stock sold through the existing ATM offering from $2,600,000 to $11,300,000, exclusive of any shares of common stock previously sold through the ATM offering. The Company is not currently selling shares of Series A Term Preferred Stock through the ATM offering.

As of November 15, 2022, the aggregate outstanding principal amount borrowed by the Company from the BNP Credit Facility was approximately $18.7 million.

Management’s unaudited estimate of the range of the Company’s NAV per common share as of October 31, 2022 was $12.81 to $12.91.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report, and has determined there are no events in addition to those described above which would require adjustment to or disclosure in the financial statements and related notes through the date of release of this report.

Eagle Point Income Company Inc.

Financial Highlights

(Unaudited)

	For the				For the period from
	nine months ended	For the year ended	For the year ended	For the year ended	October 16, 2018
Per Share Data	September 30, 2022	December 31, 2021	December 31, 2020	December 31, 2019	to December 31, 2018
Net asset value, beginning of period	$16.76	$16.89	$19.34	$18.28	$20.00

Net investment income, before fee waivers and expenses reimbursed (1) (2)	1.15	0.98	1.27	1.15	0.10
Management fee voluntarily waived by the Adviser (1)	-	-	-	0.08	0.05
Expenses reimbursed by the Adviser (1)	-	-	-	0.06	0.20
Administration fee voluntarily waived by the Administrator (1)	-	-	-	0.03	-
Net investment income	1.15	0.98	1.27	1.32	0.35

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (1) (3)	(4.44)	0.38	(2.21)	0.70	(1.72)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	0.09	(0.01)

Net income (loss) and net increase (decrease) in net assets resulting from operations	(3.20)	1.35	(0.94)	2.02	(1.37)

Common stock distributions from net investment income (4)	(1.11)	(1.33)	(1.32)	(0.69)	(0.35)
Common stock distributions from net realized gains on investments (4)	-	-	-	-	-
Common stock distributions from tax return of capital (4)	-	-	(0.18)	-	-
Total common stock distributions declared to stockholders (4)	(1.11)	(1.33)	(1.50)	(0.69)	(0.35)

Common stock distributions based on weighted average shares impact (5)	-	(0.02)	-	(0.15)	-
Total common stock distributions	(1.11)	(1.35)	(1.50)	(0.84)	(0.35)

Effect of other comprehensive income	0.60	(0.13)

Effect of shares issued (6)	-	0.10	-	(0.19)
Effect of underwriting discounts, commissions and offering expenses associated with shares issued (6)	-	(0.10)	(0.01)
Effect of offering expenses associated with shares issued (7)	-	-	-	(0.12)
Effect of shares issued in accordance with the Company's dividend reinvestment plan	-	-	-	-
Effect of paid-in capital contribution (8)	-	-	-	0.19
Net effect of shares issued	-	-	(0.01)	(0.12)	-

Net asset value at end of period	$13.05	$16.76	$16.89	$19.34	$18.28
Per share market value at beginning of period (9)	$17.03	$14.41	$18.76	$19.89	N/A
Per share market value at end of period	$14.19	$17.03	$14.41	$18.76	N/A

Total return, based on market value (10)	(9.47% )	26.55%	(14.07% )	(2.27% )	N/A
Total return, based on net asset value (11)	(15.51% )	7.22%	(4.91% )	9.56%	(6.85% )

Shares of common stock outstanding at end of period	6,999,578	6,881,964	6,106,458	6,018,273	3,769,596

Ratios and Supplemental Data:
Net asset value at end of period	$91,351,253	$115,349,167	$103,120,136	$116,408,383	$68,923,362
Ratio of net investment income to average net assets (12) (14)	10.35%	5.66%	8.65%	6.67%	8.54%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets (12) (13) (14)	6.71%	5.36%	3.99%	2.75%	3.12%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets (12) (13) (14)	N/A	N/A	N/A	1.89%	0.00%
Portfolio turnover rate (15)	6.02%	27.98%	29.14%	11.42%	2.35%
Asset coverage of preferred stock	247%	313%	313%
Asset coverage of debt securities	688%	873%	873%	947%

Credit Facility:
Principal amount outstanding at end of period	$21,325,000	$19,550,000	$14,815,000	$13,743,000	$-
Asset coverage per $1,000 at end of period (16)	$6,882.74	$8,732.75	$7,960.52	$9,470.38	$-

Eagle Point Income Company Inc.

Financial Highlights

(Unaudited)

Footnotes to the Financial Highlights:

(1)	Per share amounts are based on the weighted average of shares of common stock outstanding for the period.
(2)	Per share distributions paid to preferred stockholders are reflected in net investment income, and totaled ($0.20) per share of common stock for the nine months ended September 30, 2022.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of sales of the Company’s common stock in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at each respective period. The Company’s final taxable income and the actual amount required to be distributed will be finally determined when the Company files its final tax returns and may vary from these estimates.
(5)	Represents the difference between the per share amount distributed to common stockholders of record and the per share amount distributed based on the weighted average of shares of common stock outstanding for the period.
(6)	Represents the effect per share of the Company’s issuance of shares of common stock pursuant to a private placement in May 2019 and the Company’s ATM and follow on offerings. Effect of shares issued reflect the impact of the offering price when compared to management’s estimated NAV per share at the time of each respective offering.
(7)	Represents the effect per share of offering expenses incurred prior to or in connection with the Company’s IPO.
(8)	Represents the effect of the paid-in capital contribution made by an affiliate of the Adviser pursuant to a private placement in May 2019.
(9)	Represents the IPO price as of July 23, 2019 for the year ended December 31, 2019.
(10)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. For the year ended December 31, 2019 the total return on market value is calculated as the change in market value per share for the period commencing July 23, 2019, the date of the Company’s IPO, through December 31, 2019. The beginning market value per share is based on the initial public offering price of $19.89 per share. Total return does not reflect any sales load.
(11)	Total return based on net asset value is calculated as the change in net asset value per share during the period plus declared and paid dividends per share, divided by the beginning net asset value per share.
(12)	Ratios for the period from October 16, 2018 to December 31, 2018 and for the nine months ended September 30, 2022 are annualized. Ratios include the impact of the fee waivers and expenses reimbursed by the Adviser, where applicable.
(13)	Expenses of the Company for the period from October 16, 2018 to December 31, 2018 and for the period from January 1, 2019 to May 31, 2019 were reimbursed by the Adviser. In addition, the Adviser has voluntarily waived the management fee and the Administrator has voluntarily waived the administration fee for the same periods from October 16, 2018 to December 31, 2018 and from January 1, 2019 to May 31, 2019.
(14)	Ratios for the nine months ended September 30, 2022 and the years ended December 31, 2021, December 31, 2020 and December 31, 2019 include interest expense on the credit facility of 0.53%, 0.40%, 0.60% and 0.04% of average net assets, respectively. Ratios for the nine months ended September 30, 2022 and the year ended December 31, 2021 include interest expense on the Series A Term Preferred Stock of 1.79% and 0.31% of average net assets, respectively. Ratios for the nine months ended September 30, 2022 and the years ended December 31, 2021 and December 31, 2019 include excise tax expense of 0.02%, 0.06% and 0.10% of average net assets, respectively.
(15)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total of investment sales and repayments of principal executed during the period, divided by the average fair value of the investments for the same period.
(16)	The asset coverage per unit figure is the ratio of the Company’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

Eagle Point Income Company Inc.

Financial Highlights

(Unaudited)

Financial highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for the Members are as follows:

For the period from
October 4, 2018
(Commencement of Operations)
Per Unit Data	to October 15, 2018
Net asset value at beginning of period	$1,000.00

Net investment income	2.69
Net change in unrealized appreciation (depreciation) on investments	0.51
Net income (loss) and net increase (decrease) in net assets resulting from operations	3.20

Net asset value at end of period	$1,003.20

Total return (1)	0.32%
Ratios and Supplemental Data:
Net asset value at end of period	$75,391,911
Ratio of net investment income to average net assets (1)	0.27%
Ratio of expenses to average net assets (2)	0.00%
Portfolio turnover rate (3)	0.00%

(1)	Total return and ratio of net investment income to average net assets for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 are not annualized.
(2)	No expenses were borne by the Company from October 4, 2018 (Commencement of Operations) to October 15, 2018.
(3)	The Company did not enter transactions to purchase or sell securities from October 4, 2018 (Commencement of Operations) to October 15, 2018. As such, the portfolio turnover rate is 0.00%.

Note: The above Financial Highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for Members represents the period when the Company was initially organized as a Delaware limited liability company.

Eagle Point Income Company Inc.

Supplemental Information

(Unaudited)

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s financial statements as of and for the dates noted.

Class	Total Amount Outstanding Exclusive of Treasury Securities (in millions)	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)
For the nine months ended Septmber 30, 2022
Preferred Stock	$38,041,225	$61.81	$25	$23.98
Credit Facility (BNP Paribas)	$21,325,000	$6,882.74	N/A	N/A

For the year ended December 31, 2021
Preferred Stock	$35,000,000	$78.24	$25	$25.32
Credit Facility (BNP Paribas)	$19,550,000	$8,732.75	N/A	N/A

For the year ended December 31, 2020
Credit Facility (Société Générale)	$14,815,000	$7,960.52	N/A	N/A

For the year ended December 31, 2019
Credit Facility (Société Générale)	$13,743,000	$9,470.38	N/A	N/A

(1)	The asset coverage per unit figure is the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated separately for each of the Series A Term Preferred Stock and Credit Facilities in accordance with section 18(h) of the 1940 Act. With respect to the Series A Term Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25). With respect to the Credit Facilities, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.

(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.

(3)	The average market value per unit is calculated by taking the average of the closing price of the Series A Term Preferred Stock (NYSE: EICA).

Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Income Management LLC

600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

American Stock Transfer and Trust Company, LLC

6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointincome.com

© Eagle Point Income Company Inc. All rights reserved.